CARBONITE (NASDAQ: CARB) FOURTH QUARTER AND FY 2016 FINANCIAL RESULTS Thursday, February 9th 2017

JERRY SISITSKY VP, Investor Relations Phone: 781-928-0713 Email: investor.relations@carbonite.com (NASDAQ: CARB)

3 SAFE HARBOR STATEMENT Certain matters discussed in these slides and accompanying oral presentation, including under “Business Outlook,” have "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements may generally be identified as such because the context of such statements will include words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "will," "would" or words of similar import. Similarly, statements that describe the Company's future plans, objectives or goals are also forward-looking statements. Such statements include, but are not limited to, statements regarding guidance on our future financial results and other projections or measures of future performance; the expected future results of the acquisition of Double-Take Software, including revenues, non-GAAP EPS and growth rates; the Company’s ability to successfully integrate Double-Take Software’s business; and the Company’s expectations regarding its future performance. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company's control. The Company's actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including, but not limited to, the Company's ability to profitably attract new customers and retain existing customers, the Company's dependence on the market for cloud backup services, the Company's ability to manage growth, and changes in economic or regulatory conditions or other trends affecting the Internet and the information technology industry. These and other important risk factors are discussed under the heading "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed with the Securities and Exchange Commission (the "SEC"), which is available on www.sec.gov, and elsewhere in any subsequent periodic or current reports filed by us with the SEC. Except as required by applicable law, we do not undertake any obligation to update our forward-looking statements to reflect future events, new information or circumstances. This presentation contains non-GAAP financial measures including, but not limited to, non-GAAP Revenue, non-GAAP Gross Margin, non-GAAP Net Income and non-GAAP Net Income Per Share, non-GAAP Operating Expense and Adjusted Free Cash Flow. A reconciliation to GAAP can be found in the financial schedules included in our most recent earnings press release located on Carbonite’s website, investor.carbonite.com, in the Company’s filings or with the SEC at www.sec.gov. The presentation of non-GAAP financial information should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

4 FINANCIAL RESULTS CONFERENCE CALL DETAILS What: Carbonite Fourth Quarter and FY 2016 Financial Results Conference Call When: Thursday, February 9th 2017 Time: 5:30 p.m. ET Live Call: 877-303-1393 (U.S.) 315-625-3228 (International) Conference ID: 47867747 Live and Recorded Webcast: http://investor.carbonite.com

5 DEFINITION OF NON-GAAP MEASURES Reconciliation to the most directly comparable GAAP financial measures can be found in our financial results press release, which is available on the Carbonite website (www.carbonite.com) under the Investor Relations section. Bookings: Bookings represent the aggregate dollar value of customer subscriptions and software arrangements, which may include multiple revenue elements, such as software licenses, hardware, professional services and post-contractual support, received during a period and are calculated as revenue recognized during a particular period plus the change in total deferred revenue, excluding deferred revenue recorded in connection with acquisitions, net of foreign exchange during the same period. Non-GAAP revenue: Excludes the impact of purchase accounting adjustments for significant acquisitions. Non-GAAP gross margin: Excludes the impact of purchase accounting adjustments for significant acquisitions, amortization expense on intangible assets, stock- based compensation expense, and acquisition-related expense. Non-GAAP net income and non-GAAP net income per share: Non-GAAP net income and non-GAAP net income per share excludes the impact of purchase accounting adjustments for significant acquisitions, amortization expense on intangible assets, stock-based compensation expense, litigation-related expense, restructuring-related expense, acquisition-related expense, hostile takeover-related expense, and the income tax effect of non-GAAP adjustments. Non-GAAP operating expense: Excludes amortization expense on intangible assets, stock-based compensation expense, litigation related expense, restructuring- related expense, acquisition-related expense, and hostile takeover-related expense. Adjusted Free cash flow: Adjusted free cash flow is calculated by subtracting the cash paid for the purchase of property and equipment and adding the payments related to corporate headquarter relocation, acquisition-related payments, hostile takeover-related payments, restructuring-related payments, litigation-related payments and the cash portion of the lease exit charge from net cash provided by operating activities.

CARBONITE ACQUIRES DOUBLE-TAKE SOFTWARE 6 Delivers customer proven solutions today Brings robust customer-proven high availability (HA) and migration solutions to the Carbonite portfolio. Broad platform support complements breadth of current data protection portfolio, especially Carbonite EVault products. Increases penetration in SMB and expands opportunity Adds considerable strength and credibility to positioning Carbonite as leader in data protection for medium and small businesses. Expands our market reach through active network of more than 500 channel partners. Adds value to our business Adds strong brand to overall Carbonite business. Provides immediate cross-sell opportunities Expect that Double-Take Software will contribute approximately $22.5 million - $27.5 million in 2017 bookings

DOUBLE-TAKE SOFTWARE ACQUISITION SUMMARY 7 • Significantly expands market opportunity • Portfolio of data protection solutions from backup to high availability (HA) • Allows us to better serve mid-market and new use cases • Provides immediate cross-sell opportunity • Great technology, great team • Strong financial contribution

8 HIGHLIGHTS • Strong and consistent financial performance • Continued revenue growth and margin expansion • Delivered results ahead of expectations • SMB business performing well • Integrated EVault ahead of expectations (ongoing integration related to go-to-market, internal systems, and consolidating data centers) • Focused on integrating Double-Take Software • Continued to grow SMB subscription business at / or better-than-market growth rates • Appropriately managing consumer business • Strong team embracing the company’s evolution

SUMMARY Q4 2016 FINANCIAL RESULTS

- Q4 2016 bookings up 45% year-over-year
- Q4 2016 non-GAAP revenue up 54% year-over-year

	Q4 2016 Outlook* (a/o 11/3/16)	Preliminary Financial Results Range	Q4 2016 Results
GAAP Revenue	$46.6M - $51.6M	$53.0M - $53.5M	**$53.5M**
Non-GAAP Revenue	$47.1M - $52.1M	$53.5M - $54.0M	**$53.9M**
GAAP Net Income (Loss) Per Share (Basic)	Not guided	($0.03) - $0.00	**($0.02)**
Non-GAAP Net Income Per Share (Diluted)	$0.07 - $0.11	$0.10 - $0.13	**$0.12**
Consumer Bookings	Not guided	$20.0M - $20.1M, (7%)	**$20.1M, (7%)**
SMB Bookings	Not guided	$33.5M - $34.0M	**$33.9M**
Adjusted Free Cash Flow	Not guided	$6.5M - $7.0M	**$6.9M**

*With respect to our expectations under "Q4 2016 Outlook" above, the Company has not reconciled non-GAAP net income per share to net income (loss) per share because we do not provide guidance for stock-based compensation expense, litigation-related expense, acquisition-related expense, amortization expense on intangible assets and the income tax effect of non-GAAP adjustments as we are unable to quantify certain of these amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the Company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

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CARBONITE

For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com

SUMMARY FY 2016 FINANCIAL RESULTS

- FY 2016 bookings up 45% year-over-year
- FY 2016 non-GAAP revenue up 53% year-over-year

	FY 2016 Outlook* (a/o 11/3/2016)	Preliminary Financial Results Range	FY 2016 Results
GAAP Revenue	$200.1M - $205.1M	$206.5M - $207.0M	**$207.0M**
Non-GAAP Revenue	$202.5M - $207.5M	$208.9M - $209.4M	**$209.3M**
GAAP Net Income (Loss) Per Share (Basic)	Not guided	($0.13) – ($0.15)	**($0.15)**
Non-GAAP Net Income Per Share (Diluted)	$0.56 - $0.60	$0.57 - $0.60	**$0.60**
Consumer Bookings	(10%) – 0%	$84.8M - $84.9M, (5%)	**$84.9M, (5%)**
SMB Bookings	$115.0M - $120.0M	$124.0M - $124.5M	**$124.4M**
Adjusted Free Cash Flow	$14.0M - $16.0M	$17.75M - $18.25M	**$18.2M**

*With respect to our expectations under "FY 2016 Outlook" above, the Company has not reconciled non-GAAP net income per share to net income (loss) per share because we do not provide guidance for stock-based compensation expense, litigation-related expense, acquisition-related expense, amortization expense on intangible assets and the income tax effect of non-GAAP adjustments as we are unable to quantify certain of these amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the Company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

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CARBONITE

For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com

11 SUMMARY SELECTED ANNUAL RESULTS For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com $122.6 $136.6 $209.3 $0 $100 $200 2014 2015 2016 Non-GAAP Revenue ($ Millions) $15.1 $14.3 $18.2 $10 $15 $20 2014 2015 2016 Adjusted Free Cash Flow ($ Millions) $40.2 $54.5 $124.4 $0 $75 $150 2014 2015 2016 SMB Bookings ($ Millions) $0.00 $0.12 $0.60 $0.00 $0.25 $0.50 $0.75 2014 2015 2016 Non-GAAP EPS

BOOKINGS ($MILLIONS) 12 Q4 ‘16 Growth Y/Y FY ‘16 Growth Y/Y Total Bookings $54.0M 45% $209.3M 45% SMB $33.9M 115% $124.4M 128% Consumer $20.1M (7%) $84.9M (5%) $21.6 $22.9 $21.4 $20.4 $20.1 $5.1 $7.8 $5.4 $7.8 $15.8 $24.3 $24.5 $23.4 $26.1 Q415 Q116 Q216 Q316 Q416 Consumer SMB non-Subscription SMB Subscription $49.2 $53.7$52.3 $37.4 $54.0 For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com

GAAP AND NON-GAAP REVENUE 13 $35.1 $48.7 $54.2 $52.5 $53.9 $0.0 $20.0 $40.0 $60.0 Q415 Q116 Q216 Q316 Q416 Q4 ‘16 Growth Y/Y FY ‘16 Growth Y/Y GAAP Revenue $53.5M 53% $207.0M 52% Non-GAAP revenue $53.9M 54% $209.3M 53% Non-GAAP revenue ($ Millions) For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com

GAAP AND NON-GAAP GROSS MARGINS 14 75.3% 71.9% 72.5% 72.2% 74.0% 50% 60% 70% 80% Q415 Q116 Q216 Q316 Q416 Q4 ’16 Growth Y/Y FY ‘16 Growth Y/Y GAAP Gross Margin 72.2% (160 bps) 70.6% (100 bps) Non-GAAP Gross Margin 74.0% (130 bps) 72.6% (50 bps) Non-GAAP Gross Margin For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com

OPERATIONAL EFFICIENCIES INCREASING 15 26% 22% 19% 19% 19% 15% 9% 8% 10% 11% 12% 14% 62% 50% 43% 40% 38% 34% 41% 29% 24% 15% 11% 8% 0% 10% 20% 30% 40% 50% 0% 20% 40% 60% 80% 100% 2011 2012 2013 2014 2015 2016 R&D G&A S&M Advertising For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com

DOUBLE-TAKE EXPECTED FINANCIAL IMPACT 16 Expected Double-Take Contribution Bookings $22.5 - $27.5 million Non-GAAP revenue $20.0 - $25.0 million Non-GAAP Net Income Per Share $0.08 - $0.12

17 BUSINESS OUTLOOK (AS OF FEBURARY 9TH 2017)* Q1 2017 GAAP Revenue $51.3M - $55.3M Non-GAAP Revenue $55.1M - $59.1M Non-GAAP Net Income Per Share $0.06 - $0.08 FY 2017 SMB Bookings $158.6M - $170.2M Consumer Bookings Y/Y Growth (10%) – 0% growth GAAP Revenue $223.0M - $243.0M Non-GAAP Revenue $232.5M - $252.5M Non-GAAP Net Income Per Share $0.72 - $0.80 Non-GAAP Gross Margin 74.0% - 75.0% Adjusted Free Cash Flow $14M - $18M With respect to our expectations under "Business Outlook" above, the Company has not reconciled non-GAAP net income per share to net income (loss) per share because we do not provide guidance for stock-based compensation expense, litigation-related expense, acquisition-related expense, amortization expense on intangible assets and the income tax effect of non-GAAP adjustments as we are unable to quantify certain of these amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the Company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

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